UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________________
Form 8-K
______________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 29, 2019
Jacobs Engineering Group Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-7463	95-4081636
(State of incorporation)	(Commission File No.)	(IRS Employer identification number)

1999 Bryan Street, Suite 1200, Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant's telephone number (including area code): (214) 583-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of New Directors

On May 29, 2019, the Board of Directors (the “Board”) of Jacobs Engineering Group Inc. (the “Company”) elected Georgette D. Kiser and Barbara Loughran to each serve as a director of the Company until the annual meeting of shareholders in 2020. These appointments fill the two existing vacancies on the Board. Ms. Kiser has been appointed to serve on the Human Resource & Compensation Committee of the Board. Ms. Loughran has been appointed to serve on the Audit Committee of the Board. The Board, after consideration of all facts and circumstances, affirmatively determined that each of Ms. Kiser and Ms. Loughran is an independent director under the corporate governance standards of the New York Stock Exchange (the “NYSE”) and the Company’s guidelines for determining independence. The Board also determined that Ms. Loughran is “financially literate” as required by the NYSE listed company manual, and is an “audit committee financial expert” under the applicable rules of the Securities Exchange Commission, as such qualifications are interpreted by the Board in its business judgment.

In connection with their election, each of Ms. Kiser and Ms. Loughran will receive the standard, annual compensation for the Company’s non-management directors. This annual compensation includes (i) a cash retainer in the amount of $115,000 per year, and (ii) pursuant to the Company’s 1999 Outside Director Plan, as amended and restated, an award of restricted stock units with an aggregate value of $160,000, pro-rated based on their election date. Ms. Kiser and Ms. Loughran will also be eligible to participate in the Jacobs Director Deferral Plan.

There were no understandings or other agreements or arrangements between either of Ms. Kiser or Ms. Loughran, on the one hand, and any other person, on the other hand, pursuant to which she was appointed as a director of the Company.

On May 30, 2019, the Company issued a press release announcing the appointment of Ms. Kiser and Ms. Loughran to the Board. A copy of the press release is attached as Exhibit 99.1 to this report.

The press release attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.    Description
99.1        Press Release, dated May 30, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 30, 2019

JACOBS ENGINEERING GROUP INC.

By:	/s/ Kevin C. Berryman
Kevin C. Berryman
Executive Vice President
and Chief Financial Officer